Intermediate Bond Fund of America
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $56,602
------------------ --------------------------------
------------------ --------------------------------
Class B            $4,163
------------------ --------------------------------
------------------ --------------------------------
Class C            $4,482
------------------ --------------------------------
------------------ --------------------------------
Class F            $3,424
------------------ --------------------------------
------------------ --------------------------------
Total              $68,671
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $918
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $174
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $459
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $46
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $57
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $20
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $538
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $554
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $92
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $751
------------------ --------------------------------
------------------ --------------------------------
Total              $3,609
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2036
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1564
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1504
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2034
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2075
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1425
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1432
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1786
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1958
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1494
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1520
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1783
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2025
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2250
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            271,972
------------------ ----------------------------------
------------------ ----------------------------------
Class B            25,331
------------------ ----------------------------------
------------------ ----------------------------------
Class C            28,293
------------------ ----------------------------------
------------------ ----------------------------------
Class F            17,618
------------------ ----------------------------------
------------------ ----------------------------------
Total              343,214
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,944
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,297
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,513
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        291
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        381
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          172
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          4,202
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          3,617
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          557
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,504
------------------ ----------------------------------
------------------ ----------------------------------
Total              22,478
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.93
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.93
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.93
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.93
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.93
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.93
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.93
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.93
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.93
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.93
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.93
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.93
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.93
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.93
----------------------- -------------------------